WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

April 27, 2004

AUTHORIZATION OF 4¾% FIXED/FLOATING RATE CALLABLE SUBORDINATED NOTES, DUE 2019

      WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $30,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-112708 (the "Shelf");

     WHEREAS, the Corporation has issued and sold pursuant to or allocated under the Shelf $10,000,000,000 of its Debt Securities leaving an additional $20,000,000,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the Shelf;

      WHEREAS, by resolutions (the "Resolutions") adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on January 28, 2004, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

      WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of fifteen-year subordinated notes, initially in the aggregate principal amount of €1,000,000,000(1) is advisable and in the best interests of the Corporation; and

       WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

      NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Subordinated Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of August 28, 1998 (the "Subordinated Indenture"), the issue and sale by the Corporation of a series of its subordinated indebtedness, initially in the aggregate principal amount of €1,000,000,000, is hereby authorized and approved, which series of subordinated notes is designated "4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019" (the "Subordinated Notes"), and shall be subject to the terms and entitled to the benefits of the Subordinated Indenture;
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(1)Estimated at $1,190,000,000 using a April 27, 2004 conversion rate of €1=$1.19.

       RESOLVED FURTHER, that the Subordinated Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

      RESOLVED FURTHER, that the amount of this series of Subordinated Notes shall initially be set at €1,000,000,000, but may be increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate signed by any Authorized Officer setting forth the terms of such additional amounts;

      RESOLVED FURTHER, that the Subordinated Notes shall bear interest at (1) a fixed rate of the rate of 4¾% per annum during the fixed rate period, which shall be from, and including, May 6, 2004 to, but excluding, May 6, 2014, payable annually each May 6, beginning May 6, 2005, and the record date for the interest payable during the fixed rate period shall be the close of business on the April 30 preceding the interest payment date; and (2) a floating rate equal to three-month EURIBOR plus 1.46% during the floating rate period, which shall from May 6, 2014 to, but excluding, the maturity date of May 6, 2019 unless previously redeemed, payable quarterly in arrears on each February 6, May 6, August 6, and November 6 beginning August 6, 2014, and the record date for the interest payable during the fixed rate period shall be the close of business on each January 31, April 30, July 31, and October 31, respectively, preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Subordinated Notes shall be May 6, 2019;

     RESOLVED FURTHER, that the initial series of Subordinated Notes shall be sold to Banc of America Securities Limited and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement dated as of April 27, 2004 between the Corporation and the Underwriters (the "Underwriting Agreement"), who the Committee understands will reoffer the Subordinated Notes for sale in a public offering;

     RESOLVED FURTHER, that the Subordinated Notes shall be sold to the Underwriters on April 27, 2004, at a price of 99.331% of the principal amount, and that the Subordinated Notes shall be initially offered to the public at a price of 99.781% of the principal amount;

     RESOLVED FURTHER, that the Subordinated Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes held in the name of Clearstream Banking, société anonyme ("Clearstream, Luxembourg") and Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), or their nominees. The initial common depository for Clearstream, Luxembourg and Euroclear will be The Bank of New York. The Subordinated Notes will be in denominations of €1,000, €10,000 and €100,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about May 6, 2004 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

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      RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Subordinated Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

      RESOLVED FURTHER, that any Authorized Officer may appoint a calculation agent to determine the floating rate of interest payable on the Subordinated Notes, and the appointment of The Bank of New York as initial calculation agent hereby is authorized and approved;

      RESOLVED FURTHER, that, with respect to the Subordinated Notes, a "Business Day" shall mean any weekday that (i) is not a legal holiday in New York, New York, Charlotte, North Carolina or Luxembourg, (ii) is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed, and (iii) is a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer ("TARGET") System or any successor system is open for business;

      RESOLVED FURTHER, that the Subordinated Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Subordinated Notes, cease to be such an officer prior to the issuance of such Subordinated Notes, the Subordinated Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Corporation, James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, Mary Wright Rantala, Vice President of the Corporation, Rachel R. Cummings, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

      RESOLVED FURTHER, that pursuant to the provisions of the Subordinated Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Subordinated Notes, upon execution thereof, to be delivered to the Subordinated Trustee under the Subordinated Indenture, or to any agent designated by the Subordinated Trustee, for authentication and delivery by it and to deliver to the Subordinated Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Subordinated Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Subordinated Notes;

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     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Subordinated Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Subordinated Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Subordinated Trustee located on the 48th Floor, One Canada Square, London, E14 5AL, hereby is designated, pursuant to the provisions of the Subordinated Indenture, as the office or agency of the Corporation where the Subordinated Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Subordinated Trustee under the Subordinated Indenture in connection with such duties;

      RESOLVED FURTHER, that whenever the Subordinated Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that the listing of the Subordinated Notes on the Luxembourg Stock Exchange (the "LSE") is hereby authorized (but shall not be required) and the appointment of The Bank of New York (Luxembourg) S.A. as listing agent for such listing purposes is hereby ratified, confirmed and approved;

     RESOLVED FURTHER, that the officers of the Corporation, including James T. Houghton, Senior Vice President, Karen A. Gosnell, Senior Vice President, and Page P. C. Stephens, Senior Vice President or any other Authorized Officer be, and they hereby are authorized to take any and all steps necessary or desirable to accomplish the LSE listing (or to withdraw such application), including the preparation and filing of all requisite applications, fee agreements and documents and the payment of all applicable fees and expenses;

     RESOLVED FURTHER, that subject to the exemptions and limitations set forth below, the Corporation will pay additional amounts to the beneficial owner of a note that is a non-United States person in order to ensure that every net payment on that note will not be less, due to payment of United States withholding tax, than the amount then due and payable. For this purpose, a "net payment" on a note means a payment by the Corporation or any paying agent, including payment of principal and interest, after deduction for any present or future tax, assessment or other governmental charge of the United States. These additional amounts will constitute additional interest on a note.

     The Corporation will not be required to pay additional amounts, however, in any of the circumstances described in items (1) through (13) below.

     (1) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the note:

(a) having a relationship with the United States as a citizen, resident or otherwise;

(b) having had such a relationship in the past; or

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(c) being considered as having had such a relationship.

        (2) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the note: (a) being treated as present in or engaged in a trade or business in the United States;

(b) being treated as having been present in or engaged in a trade or business in the United States in the past;

(c) having or having had a permanent establishment in the United States; or

(d) having or having had a qualified business unit which has the U.S. dollar as its functional currency.

         (3) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the note being or having been a: (a) personal holding company;

(b) foreign personal holding company;

(c) foreign private foundation or other foreign tax-exempt organization;

(d) passive foreign investment company;

(e) controlled foreign corporation; or

(f) corporation which has accumulated earnings to avoid U.S. federal income tax.

        (4) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the note owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of the Corporation's stock entitled to vote;

      (5) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the note being a bank extending credit under a loan agreement entered into in the ordinary course of business.

      For purposes of items (1) through (5) above, "beneficial owner" includes a fiduciary, settlor, partner, member, shareholder or beneficiary of the holder if the holder is an estate, trust, partnership, limited liability company, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder.

     (6) Additional amounts will not be payable to any beneficial owner of a note that is:

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(a) a fiduciary;

(b) a partnership;

(c) a limited liability company;

(d) another fiscally transparent entity; or

(e) not the sole beneficial owner of the note, or any portion of the note.

        However, this exception to the obligation to pay additional amounts will only apply to the extent that a beneficiary or settlor in relation to the fiduciary, or a beneficial owner, partner or member of the partnership, limited liability company or other fiscally transparent entity, would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, partner or member received directly its beneficial or distributive share of the payment.

      (7) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure of the beneficial owner of the note or any other person to comply with applicable certification, identification, documentation or other information reporting requirements. This exception to the obligation to pay additional amounts will apply only if compliance with such reporting requirements is required as a precondition to exemption from such tax, assessment or other governmental charge by statute or regulations of the United States or by an applicable income tax treaty to which the United States is a party.

      (8) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is collected or imposed by any method other than by withholding from a payment on a note by the Corporation or any paying agent.

      (9) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later.

      (10) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of the presentation by the beneficial owner of a note for payment more than 30 days after the date on which such payment becomes due or is duly provided for, whichever occurs later.

      (11) Additional amounts will not be payable if a payment on a note is reduced as result of any:

(a) estate tax;

(b) inheritance tax;

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(c) gift tax;

(d) sales tax;

(e) excise tax;

(f) transfer tax;

(g) wealth tax;

(h) personal property tax; or

(i) any similar tax, assessment or other governmental charge.

        (12) Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge required to be withheld by any paying agent from a payment of principal or interest on a note if such payment can be made without such withholding by any other paying agent.

       (13) Additional amounts will not be payable if a payment on a note is reduced as a result of any combination of items (1) through (12) above.

       "Non-United States Person" means any holder of the notes other than a United States person. A "United States Person" means:

(i) any individual who is a citizen or resident of the United States;

(ii) any corporation, partnership or other entity created or organized in or under the laws of the United States;

(iii) any estate if the income of that estate falls within the federal income tax jurisdiction of the United States regardless of the source of such income; and

(iv) any trust if a U.S. court is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of the substantial decisions of the trust;

         RESOLVED FURTHER, that in determining the U.S. dollar equivalent of (a) Securities issued and (b) Securities Outstanding, the parties shall use the noon buying rate in New York City for cable transfers in euro as announced by the Federal Reserve Bank of New York for customs purposes on the date of issuance;

       RESOLVED FURTHER, that the Subordinated Notes may be redeemed at the option of the Corporation in whole, but not in part, (1) on May 6, 2014 at 100% of the aggregate principal amount on giving not less than 30 calendar days' notice of redemption to the Subordinated Trustee and the holders of the Subordinated Notes, or (2) if the Corporation has or may become obliged to pay additional amounts as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority thereof or therein

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having power to tax, or any change in the application or official interpretation of such laws or regulations after the date of the applicable global prospectus supplement, at any time after the Corporation gives not less than 30 nor more than 60 calendar days' notice of redemption to the Subordinated Trustee and the holders of the Subordinated Notes;

      RESOLVED FURTHER, that prior to the publication of any notice of redemption, the Corporation shall deliver to the Subordinated Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Corporation stating that the Corporation is entitled to effect such redemption and setting forth a statement of facts showing the conditions precedent to the right to redeem;

     RESOLVED FURTHER, that the Subordinated Notes so redeemed will be redeemed at 100% of their principal amount together with interest accrued up to (but excluding) the date of redemption;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Subordinated Notes, and to increase the amount of issued and outstanding Subordinated Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Subordinated Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Subordinated Notes; and the execution and delivery of necessary closing documents; and

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

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